Arrow Reserve Capital Management ETF

ARCM

a series of Arrow Investments Trust

Supplement dated September 30, 2022 to the Prospectus and Statement of Additional Information each dated June 1, 2022

Archer Distributors, LLC, located at 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707, serves as the distributor for the fund replacing Northern Lights Distributors, LLC. All references to the contrary in the Prospectus and Statement of Additional Information should be disregarded. Archer Distributors, LLC is an affiliate of the fund’s investment adviser, Arrow Investment Advisors, LLC.

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This supplement provides new information beyond that contained in the Prospectus and Statement of Additional Information each dated June 1, 2022 and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling toll-free at 1-877-ARROW-FD, (1-877-277-6933) or by visiting www.ArrowFunds.com.

Please retain this Supplement for future reference.